UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K
                               __________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 21, 2006
                              (February 15, 2006)
                               __________________
                            HealthSouth Corporation
               (Exact Name of Registrant as Specified in Charter)
                               __________________

          Delaware                      000-14940              63-0860407
(State or Other Jurisdiction           (Commission            (IRS Employer
      of Incorporation)               File Number)         Identification No.)


               One HealthSouth Parkway
                 Birmingham, Alabama                             35243
       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (205) 967-7116

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

         On February 15, 2006, HealthSouth Corporation (the "Company") entered into a consent and waiver (the "Consent") to the Senior Subordinated Credit Agreement, dated as of January 16, 2004 (the "Credit Agreement"), among the Company, the lenders party thereto and Credit Suisse (formerly known as Credit Suisse First Boston), as administrative agent and syndication agent. Pursuant to the terms of the Consent, the "required lenders" (as defined in the Credit Agreement) consented to the prepayment of all outstanding loans in full (together with all accrued and unpaid interest) on or prior to March 20, 2006 and waived certain provisions of the Credit Agreement to the extent such provisions prohibited such prepayment. In connection with the Consent, the Company agreed, to the extent such prepayment is made, to pay to each lender a prepayment premium equal to 15.00% of the principal amount of such lender's loans.

         On February 15, 2006, the Company also entered into an amendment and waiver (the "Amendment") to the Term Loan Agreement, dated as of June 15, 2005 (the "Loan Agreement"), among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, Citicorp North America, Inc., as syndication agent, and J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as co-lead arrangers and joint bookrunners. Pursuant to the terms of the Amendment, the "required lenders" (as defined in the Loan Agreement) amended certain provisions of the Loan Agreement to the extent such provisions prohibited a prepayment of the loans thereunder prior to June 15, 2006. In connection with the Amendment, the Company agreed, to the extent such prepayment is made, to pay to each lender executing the Amendment on or prior to 5:00 p.m., February 15, 2006, a consent fee equal to 1.00% of the principal amount of such lender's loans.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HEALTHSOUTH CORPORATION


                                         By:    /s/ GREGORY L. DOODY
                                             ----------------------------------
                                         Name:  Gregory L. Doody
                                         Title: Executive Vice President,
                                                General Counsel and Secretary




Date: February 21, 2006